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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

KRAFT FOODS INC.
(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:        (847) 646-2000

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

        (c) Exhibits

    99.1.    Earnings Release dated July 16, 2003.

Item 9.    Regulation FD Disclosure.

        The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

        On July 16, 2003, Kraft Foods Inc. issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
By:	/s/ JAMES P. DOLLIVE
Name:	James P. Dollive
Title:	Senior Vice President and Chief Financial Officer

DATE: July 16, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated July 16, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX